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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported) July 16, 2003 (July 16, 2003)
                                                  -----------------------------



                      Alliance Bancorp of New England, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     001-13405                  06-1495617
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                File Number)           Identification No.



    348 Hartford Turnpike, Vernon, CT                          06066
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (860) 875-2500
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events and Regulation FD Disclosure

On July 16, 2003, Alliance Bancorp of New England, Inc. ("Alliance") issued a news release announcing that it entered into a definitive merger agreement with New Haven Savings Bank ("NHSB"), pursuant to which NHSB will acquire all of the outstanding shares of Alliance. NHSB has separately announced the adoption of a plan for conversion to convert from a mutual savings bank to a stock savings bank and simultaneously merge with Alliance and Connecticut Bancshares, Inc. As part of the conversion, NHSB will form a new holding company and conduct a subscription offering of its common stock. Alliance is the holding company for Tolland Bank. Connecticut Bancshares, Inc. is the holding company for the Savings Bank of Manchester.

Alliance shareholders will be entitled to receive $25 per share in the form of stock of NHSB's new holding company issued at the conversion price, cash or a combination thereof. Election and allocation procedures will ensure that at least 75% of Alliance's shares will be exchanged for stock of the new holding company and no more than 25% will be exchanged for cash. It is expected that the aggregate purchase price of the transaction will be approximately $72 million.

The transaction is contingent on the approval of the shareholders of Alliance, the shareholders of NHSB, the FDIC, the Federal Reserve Board, and the Connecticut Banking Commissioner. NHSB's conversion is subject to the approval from the FDIC, the Connecticut Banking Commissioner, and NHSB's Corporators.

A copy of the news release is filed as Exhibit 99.1 to this report.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)   Financial Statements of Businesses Acquired

                    Not applicable

              (b)   Pro Forma Financial Information

                    Not applicable

              (c)   Exhibits

                    99.1         News Release dated July 16, 2003





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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 16, 2003                         ALLIANCE BANCORP OF
                                                     NEW ENGLAND, INC.
                                                      Registrant


                                            By: /s/ David H. Gonci
                                                ------------------------
                                                    David H. Gonci
                                                Senior Vice President/
                                                Chief Financial Officer